UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 29, 2011

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Central Vermont Public Service Corporation’s (“CVPS” or the “Company”) Special Meeting of Shareholders (“Special Meeting”) was held on
September 29, 2011, in Rutland, Vermont.  The final voting results for the proposals submitted for a vote of shareholders at the Special Meeting are set forth below.

Item 1 required the affirmative vote of a majority of all shares of Common Stock entitled to vote at the Special Meeting.  The shareholders approved the Agreement and Plan of Merger, effective as of July 11, 2011, by and among Gaz Métro Limited Partnership, a Québec limited partnership, Danaus Vermont Corp., a Vermont corporation and indirect wholly-owned subsidiary of Gaz Métro Limited Partnership and Central Vermont Public Service Corporation, a Vermont corporation, pursuant to which Danaus Vermont Corp. will merge with and into Central Vermont Public Service Corporation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
9,956,174	202,708	46,244	0

Item 2 required the affirmative vote of a majority of the votes cast and entitled to vote at the Special Meeting.  The shareholders approved to grant to the proxy holders the authority to vote in their discretion with respect to the approval of any proposal to postpone or adjourn the Special Meeting to a later date for a reasonable business purpose, including to solicit additional proxies in favor of the approval of the Agreement and Plan of Merger if there are not sufficient votes for approval of the Agreement and Plan of Merger at the Special Meeting.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
9,280,843	853,401	70,882	0

Item 3 required the affirmative vote of a majority of the votes cast and entitled to vote at the Special Meeting.  The shareholders approved, on a non-binding advisory basis, the change in control payments related to the merger and payable to the Named Executive Officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,971,165	1,288,466	945,495	0

Item 8.01.	Other Events.

As previously reported in the Company’s Form 8-K filed July 12, 2011, in accordance with the Agreement and Plan of Merger, effective as of July 11, 2011 (the “Agreement”), among Gaz Métro Limited Partnership (“Gaz Métro”), Danaus Vermont Corp. and Central Vermont Public Service Corporation, requires that Gaz Métro reimburse CVPS for its payment of $19,500,000 (the “Fortis Termination Payment”) to FortisUS Inc. (“Fortis”) in connection with the termination by CVPS of the Agreement and Plan of Merger, dated as of May 27, 2011, by and among CVPS, Fortis, Cedar Acquisition Sub Inc., and solely for the purpose of providing a guaranty of the obligations of FortisUS and Cedar Acquisition Sub Inc. under the agreement, Fortis Inc., immediately following the approval of the Agreement by shareholders. At its Special Meeting held today, holders of shares representing a majority of the voting power of the outstanding shares of CVPS’s common stock voted to approve of the Agreement with Gaz Métro. As a result of the vote, Gaz Métro has reimbursed CVPS the full amount of the Fortis Termination Payment today.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Dale A. Rocheleau Dale A. Rocheleau Senior Vice President, General Counsel and Corporate Secretary
September 29, 2011